Providence Overview

May 2017

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin for the Company and its operating segments, and ROIC (Return on Invested Capital) for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including: (1) asset impairment charges, (2) redundancy and severance related expenses, (3) foreign currency transactions, (4) equity in net earnings or losses of investees, (5) certain litigation related expenses, (6) costs related to departure of former CEOs, (7) gain on disposition, (8) transaction related expenses, (9) write-off of deferred financing cost, (10) Matrix management fee, and (11) costs related to the implementation of value enhancement initiatives. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue. ROIC means Return on Invested Capital and represents a ratio of Adjusted EBITA less cash taxes (assumed to equal 40% of Adj. EBITA) to Invested Capital. EBITA represents Operating Income prior to Amortization expense. Adj. EBITA represents EBITA before (1) certain litigation related expenses, (2) expenses related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition, (3) contingent consideration adjustments, (4) asset impairment charges, (5) redundancy and severance related expenses, (6) CEO search fees, (7) costs related to departure of former CEOs, and (8) costs related to the implementation of value enhancement initiatives. The Company believes that Return on Invested Capital is a useful measure of the earnings of the Company prior to taking into consideration amortization of intangible assets, deferred income taxes, and certain other non-cash expenses (income) incurred or recognized by the Company from time to time. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Providence Overview

Providing technology-enabled, network-based healthcare and workforce development services for those seeking to control costs and promote positive outcomes

Leading Service Providers

- Non-Emergency Medical Transportation Manager
- In-home Care Optimization
- Workforce Development

Nationwide Networks in U.S. Healthcare

- 39+ States
- Over 26 million lives covered
- Over 5,000 Transportation Partners
- >1,000 Nurse Practitioners

Financial Strength

- $728mm Market Capitalization (1)
- $83mm Cash Balance and No Outstanding Long-term Debt
- $165mm Matrix JV Investment (2)
- $480mm Adj. TEV (1)
- $96mm of Segment-Level Adj. EBITDA (3)

(1) See appendix for calculation of Market Capitalization and Adj. TEV. Share count as of 5/5/17 and share price as of 5/15/2017.
(2) Based on a 46.8% retained equity interest, a $537.5mm enterprise value (TEV from Frazier transaction), and $185mm of net debt as of 3/31/17.
(3) Represents Adj. EBITDA from NET Services and WD Services for the LTM 3/31/17 period. Does not include Corporate or Matrix Adj. EBITDA. See appendix for non-GAAP reconciliation.

Company Highlights

TRACK RECORD OF CREATING VALUE FOR SHAREHOLDERS AND CLIENTS

- A rigorous approach to creating intrinsic value *per share*
- Proven growth and operational improvement strategies
- Disciplined capital allocation with focus on returning capital to shareholders and acquisitions

EXPOSURE TO ATTRACTIVE INDUSTRY GROWTH DRIVERS

- Expansion of aging populations, home and community based care
- Value-based delivery models focused on improving outcomes and reducing costs

SCALE ADVANTAGES

- Over 26 million lives covered
- Nationwide partner and client network serving healthcare markets
- Scalable IT networks providing competitive advantages in evolving markets

RECURRING REVENUE, ASSET-LITE BUSINESS MODELS

- Focused on investments in IT platforms providing operating leverage and superior service quality
- Multi year client contracts and relationships

MARKET LEADING BRANDS

- Demonstrated leadership through historical growth
- Proven ability to deliver and favorable brand reputation

Empowering Independent Living in the U.S. Healthcare Industry

Primary Entity	Overview	Financial Highlights
LogistiCare	• Over 20 years as a leader in non-emergency medical transportation • Provides services to over **26 million** health plan members • Network of over 5,000 independent transportation providers and growing on-demand solutions • Accelerating technology investments to improve service, reduce costs and provide greater population insight	11.4% Revenue Growth in Q1 '17 $87mm LTM Adj. EBITDA (1)
Matrix Medical Network	• Nationwide network with over 1,000 nurse practitioners • In-home care optimization services including over **500,000** health risk assessments performed annually • Accelerating growth through both core business growth and care coordination initiatives • 46.8% Ownership represented by $165mm Equity Value (3)	10.4% Revenue Growth in Q1 '17 (2) 22.4% Adjusted EBITDA Margin (2) in Q1 '17

(1) LTM as of 3/31/2017. See appendix for non-GAAP reconciliation.
(2) Matrix results are not included within Providence's consolidated results of operations in any period presented. See appendix for non-GAAP reconciliation.
(3) Based on a 46.8% retained equity interest, a $537.5mm enterprise value (TEV from Matrix JV transaction), and $185mm of net debt as of 3/31/17.

U.S. Healthcare Markets

Current Markets Served

Estimated MA Enrollment

(Millions of members)



CAGR: 8%
5.6
16.8
25.0
2005
2015
2024

Estimated Medicaid and CHIP Enrollment

(Millions of members)



CAGR: 4%
74
110
2016
2026

- The growth in Medicare Advantage ("MA") plan members is expected to continue
- The Affordable Care Act ("ACA") has significantly increased the size of the Medicaid population. By 2026, Medicaid and CHIP enrollment may exceed 110mm beneficiaries (data as of March of 2016)

Projected Chronic Disease Growth

(Millions of Lives)



Growth: 29%
133
171
2010
2020

- As the population continues to age, the number of individuals with one or more chronic diseases is expected to grow
- 99% of Medicare spend goes towards chronic conditions

Potential Expansion Markets and Drivers

Targeted Value-based Medicare Reimbursement

% of healthcare spend based on alternative payment models



30%
50%
2016
2018

Managed Long Term Services and Support (MLTSS) Spend

($ in Billions)



10.0
14.5
22.5
2012
2013
2014

Sources: CBO, KFF, CMS, The Advisory Board, CDC, National Association of State United for Aging and Disabilities, Medicaid Spending and Enrolling Detail for CBO's March 2016 Baseline

Focused Approach to Capital Allocation and ROIC

2015	Today
4 Complex operations Various levels of profit/loss	**3** Profitable businesses with increasing focus on scalable, asset-lite models
10.3% ROIC [1] in 2015	**18.6%** ROIC [1] in Q1 2017 (annualized)
$510mm Total Debt [2],[3]	**$83mm** Cash Balance (no outstanding long-term debt)
15.9 million shares [2],[4]	**13.5 million shares** [4]

(1) See appendix for a reconciliation of ROIC calculations.
(2) As of 12/31/2014.
(3) Total debt excludes $65.5mm bridge note and $160.4mm of cash.
(4) Represents common shares outstanding.

Technology-Enabled Solutions Empowering Healthcare Networks

Providing Healthcare Networks with Access Resources and Care Optimization

Access to Local Resources

- Over 5,000 transportation providers
- Over 1,000 NPs

Service Delivery

- Multi-channel client engagement
- Mobile access

Support Services

- Extensive call centers
- In-field monitors
- Access to care professionals

Compliance

- Electronic data capture
- Compliance government reporting
- HIPAA compliance

Real-Time Data

- Population data
- Logistics analytics
- Community insight

NET Services – Providing Safe and Efficient Access to Care

Value Proposition

- Provides coordination of and access to non-emergency medical transportation in 39+ states
- Network of over 5,000 transportation providers, including independent credentialed drivers as well as contracted operators of specialized vehicles ***and on-demand sources***
- Developing population insights through data capture and analytics
- Reducing financial risk and improving health outcomes for State Medicaid agencies and MCOs
- Managing utilization while providing access to preventative care and chronic disease therapies reduces costs

Key Financial Metrics

$Millions	2012	2013	2014	2015	2016
Revenue	750.7	770.2	884.3	1,083.0	1,234.4
Adjusted EBITDA (1)	37.1	52.1	75.4	80.7	92.4
% Margin (1)	*4.9%*	*6.8%*	*8.5%*	*7.4%*	*7.5%*
Capex	6.3	5.3	12.5	12.2	10.8

Value Enhancement Strategy

- Accelerate new technology implementations to improve quality and efficiency
  - Integrate ride sharing fleets
  - Implement real-time data capture and analytics capabilities
  - Complete roll out of member and provider mobile apps
  - Optimize people and processes across 20 call centers and transportation network
- Organic and acquisitive growth in market adjacencies to leverage nationwide network

1. See appendix for a reconciliation of non-GAAP financial measures.

Matrix Medical – A Leader in In-Home Care Optimization Services

Value Proposition

- Nationwide network of over 1,000 nurse practitioners enables rapid deployment of in-home assessment services for Medicare Advantage and Managed Medicaid plans
- Demonstrated and compelling ROI for clients
- Analytics focused solutions and technology allows health plans to identify gaps in care, coordinate and optimize care provision, and ensure payment integrity

Key Financial Metrics (1)

$Millions	2012	2013	2014	2015	2016
Revenue	115.8	165.0	211.4	217.4	207.7
Adjusted EBITDA (2)	7.7	15.4	51.8	51.6	51.7
% Margin (2)	*6.7%*	*9.3%*	*24.5%*	*23.7%*	*24.9%*
Capex	6.2	8.6	10.5	8.1	12.5

Value Enhancement Strategy

- Work with strategic partner to pursue synergistic acquisitions and accelerate complementary offerings
- Increase core client base and expand chronic care revenues
- Operational improvements and further member engagement

1. Represents 100% of Matrix's revenue and Adjusted EBITDA. Providence's 46.8% equity interest in Matrix is accounted for as an equity method investment. Matrix results are not included within Providence's consolidated results of operations in any period presented. See appendix for additional detail.
2. See appendix for a reconciliation of non-GAAP financial measures.

Board & Management Team

Long Track Record of Driving Shareholder Returns through Acquisitions and Operational Excellence

Management Team	
• James Lindstrom, CEO	- Chairman and CEO of IES Holdings from 2011-2015 - Prior experience at Tontine Associates and in additional operational leadership roles
• David Shackelton, CFO	- Public and private investor at Mill Road Capital, Blackstone Private Equity and Yale Investments Office
• Sophia Tawil, General Counsel	- Joined in 2016 from Cravath, Swaine & Moore, where she served since 2006
• Matthew Umscheid, SVP Strategic Services	- Joined in 2015 from Parthenon Capital, where he served as Director of Strategy and Implementation - Member of Providence's Value Enhancement Team

Additional Recent Additions

- VP, Finance from Lion Capital. Previous experience at Blackstone Private Equity. Member of Value Enhancement Team
- Chief Accounting Officer from Gilt Group. Previous experience at Travelport Worldwide and IAC/Interactive Corp
- Chief Internal Audit Executive from Priceline

Board Composition

- Chris Shackelton of Coliseum Capital (Lead Shareholder/Chairman)
- Recently added
  - Todd Carter – Co-President & CEO of GCA Altium, previously President of Robertson Stephens
  - David Coulter – Special Limited Partner of Warburg Pincus, previously CEO of BankAmerica
  - Leslie Norwalk – Epstein Becker & Green, previously, Acting Admin. of CMS
  - Frank Wright – Previously executive at Alexion Pharmaceuticals

Company Highlights

TRACK RECORD OF CREATING VALUE FOR SHAREHOLDERS AND CLIENTS

- A rigorous approach to creating intrinsic value *per share*
- Proven growth and operational improvement strategies
- Disciplined capital allocation with focus on returning capital to shareholders and acquisitions

EXPOSURE TO ATTRACTIVE INDUSTRY GROWTH DRIVERS

- Expansion of aging populations, home and community based care
- Value-based delivery models focused on improving outcomes and reducing costs

SCALE ADVANTAGES

- Over 26 million lives covered
- Nationwide partner and client network serving healthcare markets
- Scalable IT networks providing competitive advantages in evolving markets

RECURRING REVENUE, ASSET-LITE BUSINESS MODELS

- Focused on investments in IT platforms providing operating leverage and superior service quality
- Multi year client contracts and relationships

MARKET LEADING BRANDS

- Demonstrated leadership through historical growth
- Proven ability to deliver and favorable brand reputation

Appendix

PROVIDENCE
SERVICE
CORPORATION

PRSC Adj. Enterprise Value

Common Shares (as of 5/5/17)	13.5
Preferred Shares - as converted basis [(1)]	2.0
Total Shares	15.5
Share Price (as of 5/15/17)	47.03
Market Capitalization	**728.1**
Less: Cash (as of 3/31/17)	(82.9)
Enterprise Value	**645.2**
Less: Value of Matrix JV Investment [(2)]	(165.1)
Adjusted TEV	**480.1**

(1) Represents preferred shares of 803,398 (as of 5/5/2017) converted at a $39.88 conversion price.
(2) Based on a 46.8% retained equity interest, a $537.5mm enterprise value (TEV from Frazier transaction), and $185mm of net debt as of 3/31/17.

ROIC Reconciliation

$Millions	Q1 2017 Cont Ops	Q1 2017 Disc Ops	Q1 2017 Total	FYE 2015 Cont Ops	FYE 2015 Disc Ops	FYE 2015 Total
Operating Income	6.8	(9.4)	(2.6)	1.9	27.9	29.8
Plus: Amortization	2.0	-	2.0	9.5	28.5	38.1
EBITA [1]	8.8	(9.4)	(0.7)	11.4	56.5	67.9
Adjustments						
Haverhill Litigation	0.1	-	0.1	0.8	-	0.8
Litigation (PHS)	-	9.4	9.4	-	-	-
Ingeus Acquisition Related Expenses	-	-	-	29.2	-	29.2
Contingent Consideration Adjustment	-	-	-	(2.5)	-	(2.5)
Asset Impairment	-	-	-	-	1.6	1.6
Redundancy / Severance Related	0.7	-	0.7	12.2	-	12.2
CEO Search Fees	0.2	-	0.2	-	-	-
Former CEO Departure Costs	-	-	-	0.7	-	0.7
Value Enhancement Implementation	1.4	-	1.4	-	-	-
Adj. EBITA	11.2	-	11.2	51.8	58.1	109.9
Cash Taxes [2]	(4.5)	-	(4.5)	(20.7)	(23.2)	(44.0)
EBITA - Cash Taxes	**6.7**	**-**	**6.7**	**31.1**	**34.8**	**66.0**
ROIC [3]			**4.6%**			**10.3%**
Q1 2017 Annualized			**18.6%**			
Beginning Invested Capital [4]						
Long-term Debt			3.6			576.7
Convertible Preferred Stock			77.6			-
Shareholders Equity			297.7			221.4
Less: Cash			(72.3)			(160.4)
Invested Capital			**306.6**			**637.7**
Less: Book Value of Equity Investments			(161.4)			-
Adj. Invested Capital			**145.2**			**637.7**

1. EBITA defined as Operating Income plus Amortization expense.
2. Cash Taxes rate assumed to be 40%.
3. ROIC equals EBITA - Cash Taxes divided by Adj. Invested Capital.
4. Beginning Invested Capital for Q1 2017 and FYE 2015 periods based on balance sheets as of December 31, 2016 and December 31, 2014, respectively. It should be noted, balance sheets amounts presented includes amounts for Continuing and Discontinued Operations.

LTM 3/31/17 Adjusted EBITDA Reconciliation (Segment-Level)

$Millions	NET Services Q1-16	NET Services Q1-17	NET Services 2016	NET Services LTM Q1-17	WD Services Q1-16	WD Services Q1-17	WD Services 2016	WD Services LTM Q1-17	Segment-Level Q1-16	Segment-Level Q1-17	Segment-Level 2016	Segment-Level LTM Q1-17
Revenue	$ 291.0	$ 324.0	$ 1,234.4	$ 1,257.4	$ 91.0	$ 75.5	$ 344.4	$ 328.8	$ 382.0	$ 399.5	$ 1,578.8	$ 1,596.3
Net Income (Loss)	11.2	7.2	47.4	43.4	(4.6)	(0.2)	(46.2)	(41.8)	6.6	6.9	1.2	1.5
Interest Expense, Net	(0.0)	0.0	(0.0)	0.0	0.0	0.3	0.8	1.0	0.0	0.3	0.8	1.0
Provision (Benefit) For Income Taxes	7.2	4.6	29.7	27.2	(0.2)	0.8	(1.2)	(0.2)	7.0	5.4	28.5	27.0
Depreciation and Amortization	2.9	3.2	12.4	12.6	3.6	3.0	13.8	13.3	6.5	6.2	26.2	25.9
EBITDA	$ 21.2	$ 15.0	$ 89.5	$ 83.2	$ (1.1)	$ 3.9	$ (32.8)	$ (27.7)	$ 20.0	$ 18.8	$ 56.7	$ 55.5
Asset Impairment	-	-	-	-	-	-	19.6	19.6	-	-	19.6	19.6
Redundancy/Severance Related Expenses	-	-	-	-	1.4	0.7	9.0	8.3	1.4	0.7	9.0	8.3
Former CEO Departure Cost	-	0.2	0.9	1.1	-	-	-	-	-	0.2	0.9	1.1
Value Enhancement Initiative Implementation	-	1.1	2.0	3.1	-	0.3	2.6	2.9	-	1.4	4.6	6.0
Equity in Net Loss of Investee	-	-	-	-	2.7	1.4	8.5	7.2	2.7	1.4	8.5	7.2
Foreign Currency Transactions	-	-	-	-	(0.1)	(0.1)	(1.4)	(1.4)	(0.1)	(0.1)	(1.4)	(1.4)
Adjusted EBITDA	$ 21.2	$ 16.3	$ 92.4	$ 87.4	$ 2.9	$ 6.3	$ 5.5	$ 8.8	$ 24.1	$ 22.5	$ 97.8	$ 96.3
% Margin	*7.3%*	*5.0%*	*7.5%*	*6.9%*	*3.2%*	*8.3%*	*1.6%*	*2.7%*	*6.3%*	*5.6%*	*6.2%*	*6.0%*

Adjusted EBITDA Reconciliation (NET Services)

	NET Services				
$Millions	2012	2013	2014	2015	2016
Revenue	$ 750.7	$ 770.2	$ 884.3	$ 1,083.0	$ 1,234.4
Net Income (Loss)	22.0	31.5	40.8	44.0	47.4
Interest Expense, Net	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)
Provision (Benefit) For Income Taxes	7.5	12.9	26.9	27.2	29.7
Depreciation and Amortization	7.6	7.7	7.7	9.4	12.4
EBITDA	**$ 37.1**	**$ 52.1**	**$ 75.4**	**$ 80.7**	**$ 89.5**
Former CEO Departure Cost	-	-	-	-	0.9
Value Enhancement Initiative Implementation	-	-	-	-	2.0
Adjusted EBITDA	**$ 37.1**	**$ 52.1**	**$ 75.4**	**$ 80.7**	**$ 92.4**
% Margin	*4.9%*	*6.8%*	*8.5%*	*7.4%*	*7.5%*

Adjusted EBITDA Reconciliation (Matrix Medical)

$Millions	Matrix Medical						2014			2016		
	2012 [1]	2013 [1]	2014	2015 [2]	2016	Q1:17 [3]	Pre-Acq [1]	Post-Acq [2]	Total	HA [2]	Matrix [3]	Total
Revenue	$ 115.8	$ 165.0	$ 211.4	$ 217.4	$ 207.7	$ 55.9	$ 168.1	$ 43.3	$ 211.4	$ 166.1	$ 41.6	$ 207.7
Net Income (Loss)	(3.1)	0.3	(1.0)	6.1	110.1	(1.9)	(0.4)	(0.6)	(1.0)	114.3	(4.2)	110.1
Interest Expense, Net	1.8	2.6	11.0	14.4	12.9	3.6	8.1	2.9	11.0	9.9	2.9	12.9
Provision (Benefit) For Income Taxes	(2.9)	0.4	4.2	1.7	60.4	(0.7)	4.4	(0.2)	4.2	63.3	(2.8)	60.4
Depreciation and Amortization	9.8	9.9	15.3	29.5	27.5	8.0	9.7	5.6	15.3	21.1	6.4	27.5
EBITDA	$ 5.5	$ 13.3	$ 29.5	$ 51.6	$ 210.9	$ 9.0	$ 21.7	$ 7.7	$ 29.5	$ 208.6	$ 2.3	$ 210.9
Gain on Disposition	-	-	-	-	(167.9)	-	-	-	-	(167.9)	-	(167.9)
Transaction Expenses	-	-	8.8	-	2.0	3.0	8.8	-	8.8	0.0	1.9	2.0
Transaction Related Management Bonuses	-	-	-	-	4.0	-	-	-	-	-	4.0	4.0
Transaction Related Equity Compensation	-	-	11.5	-	-	-	11.5	-	11.5	-	-	-
Write-off of Deferred Financing Cost	-	-	-	-	2.3	-	-	-	-	2.3	-	2.3
Asset Impairment	1.7	1.7	-	-	-	-	-	-	-	-	-	-
Management Fee	0.5	0.5	1.4	-	0.4	0.5	1.4	-	1.4	-	0.4	0.4
Severance Related Expenses	-	-	0.7	-	-	-	-	0.7	0.7	-	-	-
Adjusted EBITDA	$ 7.7	$ 15.4	$ 51.8	$ 51.6	$ 51.7	$ 12.5	$ 43.4	$ 8.4	$ 51.8	$ 43.1	$ 8.6	$ 51.7
% Margin	6.7%	9.3%	24.5%	23.7%	24.9%	22.4%	25.8%	19.4%	24.5%	25.9%	20.8%	24.9%

1. Represents Matrix's results of operations prior to October 23, 2014 (the date Providence acquired Matrix).
2. Represents Matrix's results of operation from October 24, 2014 to October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
3. Represents Matrix's results of operation from October 20, 2016 to March 31, 2017. Providence's retained 46.8% equity interest for this period was accounted for as an equity method investment.